UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2004

LOGICVISION, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-31773 (Commission File Number)	94-3166964 (I.R.S. Employer Identification Number)

25 Metro Drive, Third Floor San Jose, CA (Address of principal executive offices)	95110 (Zip Code)

(408) 453-0146

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Explanatory Note:

        The purpose of this Amendment No. 1 to Current Report on Form 8-K is to note that the disclosure in Item 2.01 regarding the Registrant’s borrowings under its loan agreement shall also deemed to be disclosed pursuant to Item 2.03(a) of Form 8-K and to provide further disclosure under Item 2.03(a).

Item 1.01 Entry into a Material Definitive Agreement.

        On November 5, 2004, at the closing of its acquisition of SiVerion, Inc. (“SiVerion”) described in Item 2.01 below, LogicVision, Inc. (“LogicVision”) entered into a Registration Rights Agreement with the former stockholders of SiVerion listed therein (the “Registration Rights Agreement”) granting certain registration rights. Under the Registration Rights Agreement, LogicVision agreed that, subject to certain exceptions, it will use its reasonable efforts to file, and cause to become effective on or prior to May 5, 2005, a registration statement with the Securities and Exchange Commission covering the resale of the 1,999,991 shares of common stock, $0.0001 par value, of LogicVision (“LogicVision Common Stock”) issued to the former stockholders of SiVerion pursuant to the Merger (as defined in Item 2.01 below).

        The foregoing description of the Registration Rights Agreement is qualified in its entirety to the full text of the Registration Rights Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

        On November 5, 2004, Signal Acquisition Corporation (“Merger Subsidiary”), a Delaware corporation and wholly owned subsidiary of LogicVision, was merged with and into SiVerion, a Delaware corporation, pursuant to the terms of the Agreement and Plan of Merger, dated October 13, 2004, by and among LogicVision, Merger Subsidiary and SiVerion (the “Merger Agreement”). The merger of Merger Subsidiary with and into SiVerion (the “Merger”) became effective on November 5, 2004 (the “Effective Time”).

        As of the Effective Time, (i) Merger Subsidiary ceased to exist; (ii) SiVerion became a wholly owned subsidiary of LogicVision; (iii) each share of common stock of SiVerion (the “SiVerion Common Stock”) outstanding immediately prior to the Effective Time was converted into the right to receive $0.025639 in cash and 0.036751 of a share of LogicVision Common Stock (together, “the Common Consideration”); (iv) each share of Series A-1 and Series A-2 Preferred stock (the “SiVerion Preferred Stock” and, together with the SiVerion Common Stock, the “SiVerion Capital Stock”) issued in May 2002 and outstanding immediately prior to the Effective Time was converted into the right to receive the Common Consideration, $0.133497 in cash and 0.191357 of a share of LogicVision Common Stock; (v) each share of SiVerion Preferred Stock issued in January 2003 and outstanding immediately prior to the Effective Time was converted into the right to receive the Common Consideration, $0.127571 in cash and 0.182862 of a share of LogicVision Common Stock; and (vi) each share of SiVerion Preferred Stock issued in February 2003 and outstanding immediately prior to the Effective Time was converted into the right to receive the Common Consideration, $0.127130 in cash and 0.182231 of a share of LogicVision Common Stock. The consideration described in (iii) - (vi) above is referred to in this Current Report as the “Closing Merger Consideration.”

        The former stockholders of SiVerion are receiving, in the aggregate, approximately $1.4 million in cash and 1,999,991 shares of LogicVision Common Stock as Closing Merger Consideration, and certain debt holders of SiVerion received, in the aggregate, approximately $0.6 million in cash upon the closing, bringing the cash portion of the purchase price payable upon closing to $2 million. As security for the rights of LogicVision to indemnification under the Merger Agreement for certain liabilities, $0.6 million of the $1.4 million in cash has been placed into escrow until November 5, 2006. The $2 million cash portion of the purchase price was provided from borrowings under LogicVision’s loan agreement with a bank.

        In addition to the Closing Merger Consideration, an aggregate of up to $2 million (the “Additional Cash Consideration”) may be payable with respect to the SiVerion Capital Stock (on an as-converted basis immediately prior to the Effective Time) if, and only if, the average closing price of the LogicVision Common Stock for the ten trading days immediately prior to November 5, 2006 is less than $3.00 per share. The Additional Cash

Consideration, if any, will be calculated by multiplying 2 million by the difference between $3.00 and the average closing price, but in no event will the Additional Cash Consideration be greater than $2 million.

        Also on November 5, 2004, the subsequent merger of SiVerion with and into LogicVision (the “Second Step Merger”) became effective pursuant to the terms of the Merger Agreement, and SiVerion ceased to exist.

        The Merger and the Second Step Merger are intended to constitute one integrated transaction for federal income tax purposes and to qualify as a reorganization within the meaning of section 368 of the Internal Revenue Code.

        As described in Item 1.01 above, in connection with the closing of the Merger, LogicVision entered into a Registration Rights Agreement with the former stockholders of SiVerion listed therein granting certain registration rights. Under the Registration Rights Agreement, LogicVision agreed that, subject to certain exceptions, it will use its reasonable efforts to file, and cause to become effective on or prior to May 5, 2005, a registration statement with the Securities and Exchange Commission covering the resale of the 1,999,991 shares of LogicVision Common Stock issued to the former stockholders of SiVerion pursuant to the Merger.

        SiVerion is provider of parametric yield analysis solutions.

        The foregoing description of the Merger Agreement is qualified in its entirety to the full text of the Merger Agreement, a copy of which is attached hereto as an exhibit and which is incorporated herein by reference.

Item 2.03	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

        (a) As described in Item 2.01, the $2 million cash portion of the purchase price was provided from borrowings under LogicVision’s loan agreement with a bank. Together with other borrowings, the aggregate amount outstanding under the loan agreement was approximately $4 million as of the date of this Current Report.

Item 3.02 Unregistered Sales of Equity Securities.

        Under the terms of the Merger Agreement described in Item 2.01 above, LogicVision issued an aggregate of 1,999,991 shares of its Common Stock to the former stockholders of SiVerion at the closing of the Merger. These shares were issued in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933 and Regulation D promulgated thereunder.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Effective November 5, 2004, in connection with LogicVision’s acquisition of SiVerion, Gregg Adkin was appointed to the Board of Directors of LogicVision. Mr. Adkin was previously a member of the Board of Directors of SiVerion and a beneficial owner of approximately 34% of SiVerion’s outstanding capital stock.

Item 9.01. Financial Statements and Exhibits

        (a) Financial Statements of Business Acquired.

        Financial statements of SiVerion have not been included herein but are expected to be included in an amendment to this Current Report on Form 8-K to be filed not later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

        (b) Pro Forma Financial Information.

        Pro forma financial statements have not been included herein but are expected to be included in an amendment to this Current Report on Form 8-K to be filed not later than 71 days after the date that this Current Report on Form 8-K is required to be filed.

        (c) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 13, 2004, by and among LogicVision, Inc., Signal Acquisition Corporation and SiVerion, Inc.

The following exhibits and schedules to the Agreement and Plan of Merger have been omitted. LogicVision will furnish copies of the omitted exhibits and schedules to the Commission upon request.

Exhibit A	Form of Lock-Up Agreement
Exhibit B	Form of Stockholder Certificate
Exhibit C	Form of Registration Rights Agreement
Exhibit D-1	Form of Non-Competition and Non-Solicitation Agreement with Thomas Martis
Exhibit D-2	Form of Non-Competition and Non-Solicitation Agreement with S. Jaffer Hussain
Exhibit E	Form of FIRPTA Certificate
Exhibit F	Form of Opinion of Osborn Maledon, P.A.
Exhibit G	Form of Escrow Agreement
Exhibit H	Form of Employment Agreement with Thomas Martis
Exhibit I	Form of Employment Agreement with S. Jaffer Hussain
Exhibit J	Form of Second Step Certificate of Merger
Exhibit K	Form of Opinion of Pillsbury Winthrop LLP

Schedule 2.2	Options and Shares Subject to Acceleration
Schedule 6.1(o)	Permitted Payments
Schedule 7.17	Consents

99.1*	Registration Rights Agreement, dated as of November 5, 2004, by and among LogicVision, Inc. and the former stockholders of SiVerion, Inc. listed therein.

The following schedule to the Registration Rights Agreement has been omitted. LogicVision will furnish copies of the omitted schedule to the Commission upon request.

Schedule A - List of Stockholders of SiVerion, Inc.

*	Filed previously.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated: November 12, 2004

LOGICVISION, INC.
By:	/s/ Bruce M. Jaffe Bruce M. Jaffe Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 13, 2004, by and among LogicVision, Inc., Signal Acquisition Corporation and SiVerion, Inc.

The following exhibits and schedules to the Agreement and Plan of Merger have been omitted. LogicVision will furnish copies of the omitted exhibits and schedules to the Commission upon request.

Exhibit A	Form of Lock-Up Agreement
Exhibit B	Form of Stockholder Certificate
Exhibit C	Form of Registration Rights Agreement
Exhibit D-1	Form of Non-Competition and Non-Solicitation Agreement with Thomas Martis
Exhibit D-2	Form of Non-Competition and Non-Solicitation Agreement with S. Jaffer Hussain
Exhibit E	Form of FIRPTA Certificate
Exhibit F	Form of Opinion of Osborn Maledon, P.A.
Exhibit G	Form of Escrow Agreement
Exhibit H	Form of Employment Agreement with Thomas Martis
Exhibit I	Form of Employment Agreement with S. Jaffer Hussain
Exhibit J	Form of Second Step Certificate of Merger
Exhibit K	Form of Opinion of Pillsbury Winthrop LLP

Schedule 2.2	Options and Shares Subject to Acceleration
Schedule 6.1(o)	Permitted Payments
Schedule 7.17	Consents

99.1*	Registration Rights Agreement, dated as of November 5, 2004, by and among LogicVision, Inc. and the former stockholders of SiVerion, Inc. listed therein.

The following schedule to the Registration Rights Agreement has been omitted. LogicVision will furnish copies of the omitted schedule to the Commission upon request.

Schedule A - List of Stockholders of SiVerion, Inc.

*	Filed previously.